As filed with the Securities and Exchange Commission on August 9, 2006

Registration No. 333-135500
Investment Company Act File No. 811-4024

UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☒     PRE-EFFECTIVE AMENDMENT NO. 2

☐  POST-EFFECTIVE AMENDMENT NO.

DRYDEN CALIFORNIA MUNICIPAL FUND

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

with a copy to :

Margery Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue, New York N.Y. 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered:  Shares of beneficial interests of the California Income Series, a series of Dryden California Municipal Fund.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

CALIFORNIA SERIES

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

August 7, 2006

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby all of the assets of California Series (the California Series) would be acquired by California Income Series (Income Series, and together with the California Series, the Series), and the Income Series would acquire all of the liabilities of the California Series (the Reorganization). Each Series is a series of the Dryden California Municipal Fund (the Company). The Company is a Massachusetts business trust. The shareholder meeting (the Meeting) is scheduled for Friday, October 13, 2006 at 9:30 a.m. Eastern time.

This package contains important information about the proposals and includes materials you will need in order to vote. The Board of Trustees of the Company has reviewed and approved the proposal and recommended that the proposal be presented to shareholders of the California Series for their consideration. Although the trustees have determined that the proposal is in the best interests of the California Series' shareholders, the final decision is up to you.

If approved, combining the Series would give you the opportunity to participate in a mutual fund with an identical investment objective and similar investment policies to your current Series. In addition, it will provide a larger asset base over which expenses may be spread. As a result, California Series shareholders are expected to realize a reduction in the net annual operating expenses borne by shareholders. The accompanying combined proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

Shareholders of the California Series are not entitled to appraisal rights in connection with the Reorganization.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help the Company avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  In person at the Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Income Series.

If you have any questions before you vote, please call MIS, an ADP Company at 1-888-684-2435 toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Judy A. Rice
  President

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CALIFORNIA SERIES

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the California Series (the California Series), a series of the Dryden California Municipal Fund (the Company), a Massachusetts business trust is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Friday, October 13, 2006, at 9:30 a.m. Eastern time, for the following purposes:

1.  For shareholders of the California Series to approve or disapprove a Plan of Reorganization under which the California Series will transfer all of its assets to, and all of its liabilities will be assumed by, the California Income Series (Income Series, and together with the California Series, the Series), which also is a series of the Company. In connection with this proposed transfer, each whole and fractional share of each class of the California Series shall be exchanged for whole and fractional shares of equal net asset value of the same class of the Income Series and outstanding shares of the California Series will be cancelled and the California Series will be liquidated and terminated.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Trustees of Company, on behalf of the California Series, has fixed the close of business on July 21, 2006 as the record date for the determination of the shareholders of the California Series, entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: August 7, 2006

A proxy card is enclosed along with this combined joint Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Trustees of the Company recommends that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the Internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the Internet as described in the materials provided to you. In order to avoid additional expenses to the California Series of further solicitation, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROXY STATEMENT
for
CALIFORNIA SERIES, A SERIES OF
DRYDEN CALIFORNIA MUNICIPAL FUND
and
PROSPECTUS
for
CALIFORNIA INCOME SERIES, A SERIES OF
DRYDEN CALIFORNIA MUNICIPAL FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated August 7, 2006

Acquisition of the Assets of the California Series

By and in exchange for shares of the California Income Series

This combined Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of the California Series (the California Series), a series of the Dryden California Municipal Fund (the Company), a Massachusetts business trust, in connection with the solicitation of proxies by the Boards of Trustees of the Company for use at a special meeting of shareholders of the California Series and at any adjournments or postponements thereof (the Meeting).

The Meeting is scheduled to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Friday, October 13, 2006 at 9:30 a.m. Eastern time. This Prospectus/Proxy Statement will first be sent to shareholders on or about August 16, 2006.

The purpose of the Meeting is for shareholders of the California Series to vote on a Plan of Reorganization (the Plan) under which California Series will transfer all of its assets to, and all of its liabilities will be assumed by, California Income Series (the Income Series, and together with the California Series, the Series), another series of the Company, in exchange for shares of Income Series, which will be distributed to shareholders of the California Series, and the subsequent cancellation of shares of the California Series and its termination.

If the Plan is approved by shareholders of the California Series, each whole and fractional share of each class of the California Series shall be exchanged for whole and fractional shares of equal dollar value of the same class of Income Series subsequent to the Meeting or any adjournment thereof, the California Series will be liquidated and the Income Series will be the surviving series.

The investment objectives of the Series are identical and the investment policies of the Series are similar. Each Series invests primarily in California state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "California obligations"). Each Series also may invest in debt obligations with the potential for capital gain. If the shareholders of California Series approve the Plan, such shareholders will become shareholders of Income Series.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of the Income Series that you should know before voting. You should retain this Prospectus/Proxy Statement for future reference. Additional information about each Series and the proposed Reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for the Company relating to each Series, dated October 28, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (SAI) for the Company relating to each Series, dated October 28, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated August 7, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders of the Company relating to each Series for the fiscal year ended August 31, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  A Semi-Annual Report to Shareholders of the Company relating to each Series for the period ended February 28, 2006, which is enclosed and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of any of these documents by calling 1-800-225-1852 or by writing to the Company at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for California Series (attached as Exhibit A), the Prospectus for the Income Series (enclosed as Exhibit B), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposals

You are being asked to consider and approve a Plan that will have the effect of combining the California Series and the Income Series into a single mutual fund. The Series are each a series of the Company. The Company is an open-end investment company that is organized as a Massachusetts business trust.

If the proposed Plan receives the required shareholder approval and is completed, the assets of the California Series will be transferred to, and all of the liabilities of the California Series will be assumed by, the Income Series in exchange for an equal value of shares of the Income Series. Shareholders of the California Series will have their class of shares exchanged for the same class of shares of Income Series of equal dollar value based upon the value of the shares at the time the California Series' assets are transferred to the Income Series (collectively, the Reorganization). After the transfer of assets and exchange of shares has been completed, the California Series will be liquidated and terminated and you will cease to be a shareholder of the California Series and will become a shareholder of Income Series.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Trustees of the Company has determined that the proposed reorganization of the California Series is in the best interests of the shareholders of the California Series and the Income Series, and has also concluded that the shareholders of either Series would not be subject to any dilution in value as a result of the consummation of the Plan.

The Board of Trustees of the Company, on behalf of the California Series and the Income Series, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the California Series at the close of business on July 21, 2006 (the Record Date) will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the California Series. The approval of the Plan requires the affirmative vote of the holders of a majority of the shares of the California Series present at a meeting at which at least one-third of the shares entitled to vote thereon are represented in person or by proxy.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at a Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Series

This section describes the investment objectives and policies of each of the Series and the differences between them. For a complete description of the investment policies and risks for the Income Series, you should read the Prospectus (enclosed as Exhibit B) and SAI for the Income Series, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objective of each Series is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital. In conjunction with the Series' investment objectives, each Series may invest in debt obligations with the potential for capital gain. Each Series' investment objective is a fundamental policy that cannot be changed by the Company's' Board of Trustees without shareholder approval. There can be no assurance that either Series will achieve its investment objective.

Each Series pursues its investment objective through various investment strategies that are employed by that Series' respective subadviser. In pursuing its investment objective, each Series invests primarily in California obligations, including California state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California and federal income taxes. As a fundamental policy of each Series, each Series invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its investable assets invested in California obligations.

Each Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

The California Series normally invests its investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality, while the Income Series normally invests at least 70% of its investable assets in such investment grade debt obligations. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics and are riskier than higher-rated debt obligations. Each

Series may also invest in municipal bonds the interest and/or principal payments on which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value.

Each Series also may invest in lower-rated bonds. The Income Series may invest up to 30% of its assets in high-yield municipal debt obligations or junk bonds, while the California Series' investments in junk bonds is limited by its investment policy of normally investing its investable assets in investment grade debt obligations. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after a Series purchases it (or if the debt obligation is no longer rated), a Series will not have to sell the obligation, but we will take this into consideration in deciding whether such Series should continue to hold the obligation.

The credit quality as of February 28, 2006 for each Series, expressed as a percentage of each such Series' net assets, were approximately as follows:

Ratings*	Percentages of Total Net Assets of California Series	Percentages of Total Net Assets of Income Series
AAA/Aaa	60.91%	53.24%
AA/Aa	10.72%	2.71%
A/A	19.01%	12.33%
BBB/Baa	5.21%	8.54%
BB/Ba	0%	1.50%
B/B	0%	0.56%
Caa	0%	0%
Less than Caa	0%	0%
Unrated	3.47%	20.15%
Other assets in excess of liabilities	0.68%	0.97%

*  Middle of three rating agencies (Moody's, S&P and Fitch). If only two rating agencies, use the lower of the two.

Each Series' subadviser emphasizes the same investment style. In determining which securities to buy and sell, the subadviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The subadviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The subadviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The subadviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

If shareholders approve the Reorganization, there may be a moderate increase in credit risk for the former California Series shareholders because the Income Series had an average credit rating of A, while the California Series had an average credit rating of Aa as of February 28, 2006.

The dollar-weighted average maturity of the obligations held by each Series generally ranges between 10 and 20 years.

The Series are each a series of the Company which is a diversified fund. See "Investment Restrictions" below.

The Series typically distribute monthly all or substantially all of their ordinary income and net realized capital gains.

After the Reorganization is completed, it is expected that the combined surviving fund will be managed according to the investment objective and policies of the Income Series.

Comparison of Other Policies

Except as described above under "The Investment Objectives and Policies of the Series", the Series have identical policies with respect to municipal lease obligations, municipal asset-backed securities, floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds, when-issued and delayed delivery securities, derivatives strategies (including, but not limited to, futures contracts and related options and swap transactions), temporary defensive investments, borrowing money, and holding illiquid securities.

Investment Restrictions

A Series may not change a fundamental investment restriction without the prior approval of its shareholders. Each Series has adopted fundamental investment restrictions, which limit its ability, subject to certain exceptions which are identical for each of the Series, to: (i) purchase securities of any issuer; (ii) issue senior securities or borrow or pledge its assets; (ii) purchase or sell real estate; (iv) purchase or sell physical commodities; (v) underwrite securities; and (vi) make loans.

By adopting investment restriction (i) above, the Series are diversified funds under the 1940 Act. This means that each may not, with respect to 75% of the value of its respective total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies if, as a result (a) more than 5% of the value of the Series' total assets would be invested in the securities of such issuer, or (b) more than 10% of the outstanding voting securities of such issuer would be held by the Series.

For purposes of investment restriction (ii) above, under the 1940 Act, a Series can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Series must, within three days thereafter, (not including Sundays and holidays) reduce the amount of its borrowings to satisfy the 300% requirement.

The Income Series also has adopted a fundamental investment restriction which prohibits the Income Series from purchasing securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry or group of industries, except for temporary defensive purposes. For purposes of this investment restriction, the Income Series relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Income Series' reliance on this classification system is not a fundamental policy of the series and, therefore, can be changed without shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Series' asset coverage for borrowings permitted by investment restriction (ii) falls below 300%, the Series will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Risks of Investing in the Series

The principal investment risks associated with an investment in the Income Series are substantially similar to the principal investment risks associated with an investment in the California Series. Such principal risks include market risk and credit risk. As set forth in more detail below, the principal difference in risk between the Series is that the Income Series is more exposed to risks associated with investing in junk bonds than the California Series.

Although each Series tries to invest wisely, all investments involve risk. There is no assurance that the Series will meet their investment objectives. The Series invest primarily in bonds. These securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due (i.e., credit risk), as well as the risk that the securities may lose value because there is a lack of confidence in the issuer or in the bond's insurer (i.e., market risk).

Bonds are also subject to interest rate risk. Interest rate risk is the risk that prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Stated otherwise, bond prices and the net asset value per share (NAV) for each Series generally move in the opposite direction from interest rates. Prices of longer-term securities generally change more (i.e., decline) in response to interest rate changes than prices of shorter-term securities. The Series may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Series management.

Each Series also faces call and redemption risk. A bond's issuer may call a bond for redemption before it matures. If this happens to a bond a Series holds, the Series may lose income and may have to invest the proceeds in bonds with lower yields.

Investment Quality Ratings. Each Series may invest in bonds rated Baa by Moody's or BBB by S&P (the lowest investment quality grade). Such rated bonds have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities.

The Income Series invests in junk bonds, which have a higher risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Income Series may not be appropriate for short-term investing. The California Series normally does not invest in junk bonds.

Municipal Bonds Risks. Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

Each Series also may invest in insured municipal bonds. A Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of a Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

California Municipal Bonds Risks. Because the Series will concentrate its investments in California obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects or threats of terrorist acts, the effects or threats of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. A Series, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in California obligations. See the attached prospectus of the Company for additional information.

Floating Rate Bonds, Variable Rate Bonds, Inverse Floaters, Secondary Inverse Floaters and Zero Coupon Municipal Bonds Risks. Each Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. Floating rate bonds are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. Variable rate bonds are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. Inverse floaters are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Secondary inverse floaters are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Zero coupon municipal bonds do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value). Zero coupon bonds are subject to credit risk, market risk and concentration risk, and are typically subject to greater volatility and less liquidity in adverse markets than other municipal bonds.

Derivatives Risks. Each Series may use investment strategies, such as derivative investing, that involve risk. The Series use these risk management techniques to try to preserve assets or enhance return. Derivatives – such as futures contracts, options on futures and various types of swaps – involve costs and can be volatile. Derivatives may not fully offset the underlying positions and this could result in losses to the Series that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risk associated with the Series, see the Company's Prospectus that accompanies this Prospectus/Proxy Statement.

Federal Income Tax Considerations

Each Series is treated as a separate entity for federal income tax purposes. Each Series has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Series' total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Series' total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Series and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Series (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Management of the Series

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serves as manager (the Investment Manager) pursuant to a separate investment management agreement with the Company on behalf of the California Series (the California Management Agreement), and the Income Series (the Income Management Agreement, and together with the California Management Agreement, the Management Agreements).

Under the Management Agreements, PI manages the Series' investment operations and administers its business affairs. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for these Series. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Series' subadviser. As of June 30, 2006, PI served as the Investment Manager to all of the Prudential Financial, Inc. (Prudential Financial) U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $97.6 billion.

PI and each Series operate under an exemptive order (the Order) from the SEC that generally permits PI to enter into or amend agreements with the subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Series still have the right to terminate these subadvisory agreements at any time by a vote of the majority of outstanding shares of the Series. The Series will notify shareholders of any new subadviser or of material amendments to subadvisory agreements pursuant to the Order.

PI currently engages the following subadviser to manage the investments of each Series in accordance with that Series' investment objective, policies and limitations and any investment guidelines established by PI. The subadviser is responsible, subject to the supervision and control of PI for the purchase, retention and sale of securities in a Series' investment portfolio under its management.

Prudential Investment Management, Inc. (PIM) is each Series' subadviser and has served as a registered investment adviser to investment companies since 1984. PIM is an indirect, wholly-owned subsidiary of Prudential Financial. The Fixed Income (PIM Fixed Income) unit of PIM is the primary public fixed income asset management business of PIM. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

Robert Tipp, Susan Courtney and Dennis Hepworth of PIM Fixed Income are responsible for the management of each Series.

Robert Tipp, CFA, is Chief Investment Strategist of PIM Fixed Income. He has supervisory responsibility for PIM Fixed Income portfolio managers who manage mutual funds and institutional client accounts in the Municipal Bond, U.S. Liquidity (U.S. government and mortgages), Money Market, and Global Bond sectors. He is also portfolio manager for asset liability strategies and co-portfolio manager of Core Plus, Government, and Global Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a Senior Analyst at Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience and has managed each Series since October 2004.

Susan Courtney is a Principal and head of the municipal bond group at PIM Fixed Income. She is responsible for developing, directing, and executing investment strategy for all municipal bond assets, including the Dryden municipal bond mutual funds. Ms. Courtney joined Prudential Financial in 2005 from GE Asset Management (GE), where for the prior 10 years she was a municipal bond portfolio manager responsible for $4.7 billion in tax-exempt assets for insurance companies. Prior to her career at GE, Ms. Courtney was Assistant Vice President of the Global Power Group at Fitch Investors Services, Inc., and a Senior Analyst in the Unit Investment Trust Department of Dean Witter Reynolds. Ms. Courtney has 21 years of investment experience and has managed each Series since March 2005.

Dennis Hepworth is a Principal and municipal bond portfolio manager for PIM Fixed Income. He is also head of municipal bond research, where he covers real estate, housing, public power, cogeneration and unrated corporate backed bonds. Prior to joining PIM Fixed Income in 1997, Mr. Hepworth was a sell side municipal research analyst at Prudential Securities. Prior to joining Prudential Financial, Mr. Hepworth was a senior analyst in the Capital Markets Credit and Private Client areas of Merrill Lynch. He is a member of the Municipal Analysts Group of New York and the National Federation of Municipal Analysts. Mr. Hepworth has 20 years of investment experience and has managed each Series since November 2004.

Subsequent to the consummation of the Reorganization, PIM will continue to serve as the subadviser for the Income Series, the surviving fund, although the portfolio managers for the Income Series could change at any time prior to or after the consummation of the Reorganization. If the Investment Manager determines that such portfolio manager change is in the best interest of the Income Series and its shareholders, then pursuant to the Order the subadviser may be replaced without prior shareholder approval, subject to Board approval. If such change occurs prior to the Meeting, you will be notified and you may change your vote for the proposal as described herein under "Voting Information – Revocation of Proxies."

Pursuant to the Management Agreements, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Series' shares. PI, as manager of the Series, pays the subadviser a portion of its fee for the performance of the subadvisory services at no additional cost to the Series.

Under the Management Agreements, each Series is obligated to pay PI an annual investment management fee equal to 0.50 of 1% to $1 billion and 0.45 of 1% over $1 billion of each Series' average daily net assets. For the fiscal year ended August 31, 2005 and the six month period ended February 28, 2006, each Series paid management fees of 0.50% of the average daily net assets of each Series to PI. If the Plan is approved, the shareholders of the California Series will continue to pay the same investment management rate. During its fiscal year ended August 31, 2005 and the six-month period ended February 28, 2006, the Series paid investment management fees to PI noted below:

Series	For the Six-Month Period Ended February 28, 2006	For the Fiscal Year Ended August 31, 2005
California Series	$235,311	$527,459
Income Series	453,728	980,039

PI pays the subadviser a portion of the investment management fee that PI receives from a Series. PI pays such subadvisory fees without any additional expense to the Series. With respect to each Series, PI annually pays PIM 0.250% of each Series' average daily net assets.

Distribution Plan

Prudential Investment Management Services LLC (PIMS or the Distributor) serves as the principal underwriter and distributor for the Series. The Company adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares of the Series (other than Class Z shares) to compensate the Distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Series is authorized to pay the Distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A (1)	0.25% of the Series' average daily net assets attributable to Class A shares

Class B	0.50% of the Series' average daily net assets attributable to Class B shares

Class C (1)	0.75% of the Series' average daily net assets attributable to Class C shares

Class Z (2)	None

(1)  The Distributor has contractually agreed until December 31, 2007 to reduce its distribution and service (12b-1) fees for Class A and Class C shares of each Series to 0.25% and 0.75%, respectively, of each Series' average daily net assets of the Class A and Class C shares. Without such contractual fee waiver the 12b-1 fees for the Series' Class A shares would be 0.30% and the Class C shares would be 1.00%.

(2)  Class Z shares are not subject to any distribution or service (12b-1) fees.

Because these fees are paid out of each Series' assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Series and may be more costly than other types of sales charges.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of the California Series will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Income Series. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

Each Series' portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Series' Board. A Series also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Series determines its NAV. A Series may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Series calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Series uses to determine its NAV may differ from the security's quoted or published price. If a Series needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Series are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Series' NAV, the Series' futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Series fair values securities, each foreign security held by a Series is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Series' securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Series' NAV by short-term traders.

Each Series' NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Series' foreign securities are open, the Series will not price, and you will not be able to purchase, redeem or exchange a Series' shares even though the value of these securities may have changed. Conversely, each Series will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV, the Series' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Series are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV is calculated separately for each class of each Series. The NAVs of Class B and Class C of each Series shares will generally be lower than the NAV of Class A and Class Z shares of each Series as a result of the larger distribution-related fee to which Class B and Class C are subject. It is expected, however, that the NAV of each Series' share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Series Shares

Each Series seeks to prevent patterns of frequent purchases and redemptions of Series shares by its shareholders. Frequent purchases and sales of shares of a Series may adversely affect Series performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Series may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Series' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Series cannot predict how much cash it will have to invest. In addition, if a Series is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Series may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Series shares held by other shareholders. Series that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Series share prices that may be based on closing prices of foreign securities established some time before each Series calculates its own share price. Series that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board of the Company has adopted policies and procedures designed to discourage or prevent frequent trading activities by Series shareholders. In an effort to prevent such practices, each Series' transfer agent monitors trading activity on a daily basis. Each Series has implemented a trading policy that limits the number of times a shareholder may purchase Series shares or exchange into such Series and then sell those shares within a specified period of time (a round-trip transaction) as established by such Series' CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Series shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Series within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a purchase suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Series reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Series by a shareholder who has violated this policy. Moreover, each Series may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Series. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Series is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Series is offered to qualified plans on an omnibus basis or if Series shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Series only aggregate orders combining the transactions of many beneficial owners. Each Series itself generally cannot monitor trading by particular beneficial owners. Each Series communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Series' policies as set forth in each Series' prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Series through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Series. If necessary, each Series may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Series to prevent such trading, there is no guarantee that each Series, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. None of the Series or Income Series has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for the Series are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a contingent deferred sales charge (CDSC) will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

The redemption policies for each Series are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the Companies' Board from time to time. Refer to each Series' prospectus for more information regarding how to sell shares.

Shares of each Series may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Company, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Series, any applicable CDSC and the date for automatic conversion of Class B to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the shares of the Series you own and a purchase of shares of another Series. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Series shares for shares of any other Series without a sales charge. If you exchange such shares for shares of another Series or if you receive Income Series shares in exchange for California Series pursuant to the Plan, any applicable CDSC and the date for automatic conversion of Class B shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

Frequent trading of Series shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Series will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Series reserve the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Series will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Series' procedures will be effective in limiting the practice of market timing in all cases.

Each Series will distribute substantially all of its income and capital gains to shareholders each year. Each Series will declare dividends, if any, annually.

FEES AND EXPENSES

The following tables describes the fees and expenses for each class of shares that shareholders may pay if they hold shares of the Series, as well as the projected unaudited pro forma fees and expenses of the Income Series that will continue in effect after consummation of the Reorganization if the Plan is approved. Future fees and expenses may be greater or lesser than those indicated below. The holding period for shares held by investors in the California Series will be counted in computing the holding period of shares subsequently held in Income Series after the Reorganization for purposes of determining any applicable CDSCs.

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended February 28, 2006)

Shareholder Fees (fees paid directly from your investment)1

	California Series	Income Series	Pro Forma Income Series After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	4.00%	4.00%	4.00%
Maximum contingent deferred sales charge (load) (as a % of the lower of original purchase price or sale proceeds)	1.00%[2]	1.00%[2]	1.00%[2]
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee[6] beginning on or about November 17, 2006	$15	$15	$15

Annual Operating Expenses
(expenses that are deducted from Series assets)

	California Series	Income Series	Pro Forma Income Series After Reorganization
Management Fees[5]	0.50%	0.50%	0.50%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.30%	0.17%	0.17%
= Total annual Series operating expenses	1.10%	0.97%	0.97%
– Fee waiver and/or expense reimbursement	(0.05)%[3]	(0.05)%[3]	(0.05)%[3]
= Net annual Series operating expenses	1.05%	0.92%	0.92%

(Please see the accompanying footnotes on page 17.)

Class B Shares (for the twelve months ended February 28, 2006)

Shareholder Fees (fees paid directly from your investment)1

	California Series	Income Series	Pro Forma Income Series After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of original purchase price or sale proceeds)	5.00%[4]	5.00%[4]	5.00%[4]
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee[6] beginning on or about November 17, 2006	$15	$15	$15

Annual Series Operating Expenses
(expenses that are deducted from Series assets)

	California Series	Income Series	Pro Forma Income Series After Reorganization
Management Fees[5]	0.50%	0.50%	0.50%
+ Distribution (12b-1) Fees	0.50%	0.50%	0.50%
+ Other Expenses	0.30%	0.17%	0.17%
= Total annual Series operating expenses	1.30%	1.17%	1.17%

(Please see the accompanying footnotes on page 17.)

Class C Shares (for the twelve months ended February 28, 2006)

Shareholder Fees (fees paid directly from your investment)1

	California Series	Income Series	Pro Forma Income Series After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of original purchase price or sale proceeds)	1.00%[4]	1.00%[4]	1.00%[4]
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Series Operating Expenses1
(expenses that are deducted from Series assets)

	California Series	Income Series	Pro Forma Income Series After Reorganization
Management Fees[5]	0.50%	0.50%	0.50%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.30%	0.17%	0.17%
= Total annual Series operating expenses	1.80%	1.67%	1.67%
– Fee waiver and/or expense reimbursement	(.25)%[3]	(.25)%[3]	(.25)%[3]
= Net annual Series operating expenses	1.55%	1.42%	1.42%

(Please see the accompanying footnotes on page 17.)

Class Z Shares (for the twelve months ended February 28, 2006)

Shareholder Fees (fees paid directly from your investment)

	California Series	Income Series	Pro Forma Income Series After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of original purchase price or sale proceeds)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	None	None	None

Annual Series Operating Expenses
(expenses that are deducted from Series assets)

	California Series	Income Series	Pro Forma Income Series After Reorganization
Management Fees[5]	0.50%	0.50%	0.50%
+ Distribution and Service (12b-1) Fees	None	None	None
+ Other Expenses	0.30%	0.17%	0.17%
= Total annual Series operating expenses	0.80%	0.67%	0.67%

(Please see the accompanying footnotes on page 17.)

Expense Examples

These examples are intended to help you compare the cost of investing in each Series before the Reorganization with the cost of investing in the Income Series after consummation of the Plan. The examples assume that you invest $10,000 in a Series for the time periods indicated, that your investment has a 5% return each year and that each Series' operating expenses remain the same, except for any contractual and service (12b-1) fee waivers for Class A and Class C shares that may be in effect, which are reflected in the one year period. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects such conversions.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
California Series	$503	$731	$977	$1,682
Income Series	490	692	910	1,538
Income Series (Pro forma projected after the Reorganization)	490	692	910	1,538

Class B Shares

	One Year	Three Years	Five Years	Ten Years
California Series	$632	$712	$813	$1,487
Income Series	619	672	744	1,339
Income Series (Pro forma projected after the Reorganization)	619	672	744	1,339

Class C Shares

	One Year	Three Years	Five Years	Ten Years
California Series	$258	$542	$952	$2,095
Income Series	245	502	884	1,955
Income Series (Pro forma projected after the Reorganization)	245	502	884	1,955

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
California Series	$82	$255	$444	$990
Income Series	68	214	373	835
Income Series (Pro forma projected after the Reorganization)	68	214	373	835

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares
	One Year	Three Years	Five Years	Ten Years
California Series	$503	$731	$977	$1,682
Income Series	490	692	910	1,538
Income Series (Pro forma projected after the Reorganization)	490	692	910	1,538

Class B Shares

	One Year	Three Years	Five Years	Ten Years
California Series	$132	$412	$713	$1,487
Income Series	119	372	644	1,339
Income Series (Pro forma projected after the Reorganization)	119	372	644	1,339

Class C Shares

	One Year	Three Years	Five Years	Ten Years
California Series	$158	$542	$952	$2,095
Income Series	145	502	884	1,955
Income Series (Pro forma projected after the Reorganization)	145	502	884	1,955

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
California Series	$82	$255	$444	$990
Income Series	68	214	373	835
Income Series (Pro forma projected after the Reorganization)	68	214	373	835

Both the full and no redemption examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).

3  The Series' Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to 0.25 of 1% and to .75% of 1%, respectively, of the average daily net assets of the Class A and Class C shares of each Series through December 31, 2007.

4  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. No CDSC is charged after these periods.

5  The management fee paid to PI is accrued daily and payable monthly, at an annual rate of 0.50 of 1% of the average daily net assets up to and including $1 billion and .45 of 1% of the average daily net assets in excess of $1 billion.

6  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Series will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts.

Performance of the Series

A number of factors – including risk – can affect how each Series performs. The following bar charts show the performance of the California Series Class B shares and the Income Series Class A shares (each being the initial class of the respective Series prior to the multi-classing of such Series) for each full calendar year of the respective Series' operation. The first table below each bar chart shows each Series' best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Series, as well as the average annual total returns after taxes on distributions and redemptions for Class B shares of the California Series and the Class A shares of the Income Series.

This information may help provide an indication of each Series' risks by showing changes in performance from year to year and by comparing each Series' performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a fund will achieve similar results in the future.

California Series

Annual Total Returns* (Class B Shares)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver in effect for certain periods in the table, the annual total returns would have been lower, too. The return of the Class B shares from January 1, 2006 to June 30, 2006 was -0.30%.

BEST QUARTER: 5.89% (3rd quarter 2002) WORST QUARTER: –2.98% (2nd quarter 2004)

Average Annual Total Returns1 (as of 12/31/05)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Return Before Taxes
Class A shares	–1.06%	3.77%	4.65%	5.98% (since 1-22-90)
Class C shares	1.65	4.10	4.51	5.12 (since 8-1-94)
Class Z shares	3.31	4.86	N/A	5.72 (since 9-18-96)
Class B Shares
Return Before Taxes	–2.02	4.20	4.77	6.76 (since 9-19-84)
Return After Taxes on Distributions[2]	–2.20	3.92	4.63	6.63
Return After Taxes on Distributions and Sale
of Series Shares[2,3]	0.13	4.10	4.69	6.60
Index (reflects no deduction for fees, expenses or taxes)
Lehman Muni Bond Index	3.51	5.59	5.71	—[4]
Lipper Average	3.82	4.78	5.03	—[5]

1  The California Series' returns are after deduction of sales charges and expenses. Without the management fee waiver for each class that is reflected in certain periods above and the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares, respectively, the returns would have been lower. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

3  The "Return After Taxes on Distributions and Sale of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.

4  The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index) – an unmanaged index of over 39,000 long-term investment-grade municipal bonds – gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman Muni Bond Index returns since the inception of each class are 6.84% for Class A, 8.16% for Class B, 6.24% for Class C and 5.98% for Class Z shares. Source: Lehman Brothers.

5  The Lipper Average is based on the average return of all mutual funds in the Lipper California Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class are 6.42% for Class A, 7.49% for Class B, 5.63% for Class C and 5.32% for Class Z shares. Source: Lipper Inc.

Income Series

Annual Total Returns* (Class A Shares)

*  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) and management fee waivers in effect for certain periods, the annual total returns would have been lower, too. The return of the Class A shares from January 1, 2006 to June 30, 2006 was 0.25%.

BEST QUARTER: 5.66% (3rd quarter 2002) WORST QUARTER: –2.40% (2nd quarter 2004)

Average Annual Returns1 (as of 12/31/05)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Return Before Taxes
Class B shares	–1.07%	4.51%	5.07%	5.36% (since 12-7-93)
Class C shares	2.64	4.42	4.81	5.43 (since 8-1-94)
Class Z shares	4.41	5.24	N/A	5.93 (since 9-18-96)
Class A Shares
Return Before Taxes	–0.02	4.11	4.95	6.52 (since 12-3-90)
Return After Taxes on Distributions[2]	–0.15	4.02	4.91	6.45
Return After Taxes on Distributions and Sale
of Series Shares[2,3]	1.54	4.12	4.93	6.39
Index and Average
Lehman Muni Bond Index	3.51	5.59	5.71	—[4]
Lipper Average	3.82	4.78	5.03	—[5]

1  The Income Series' returns are after deduction of sales charges and expenses. Without the management fee waiver for each class that is reflected in certain periods above and the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares, respectively, the returns would have been lower. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

3  The "Return After Taxes on Distributions and Sale of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.

4  The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index) – an unmanaged index of over 39,000 long-term investment-grade municipal bonds – gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman Muni Bond Index returns since the inception of each class are 6.73% for Class A, 5.83% for Class B, 6.24% for Class C and 5.98% for Class Z shares. Source: Lehman Brothers.

5  The Lipper Average is based on the average return of all mutual funds in the Lipper California Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class are 6.29% for Class A, 5.27% for Class B, 5.63% for Class C and 5.32% for Class Z shares. Source: Lipper Inc.

Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATIONS

The trustees of the Company, including all of the trustees who are not "interested persons" of the Company (the "Independent Trustees"), have unanimously determined that the Reorganization would be in the best interests of the shareholders of the California Series, and that the interests of the shareholders of the California Series would not be diluted as a result of consummation of the Plan.

At a meeting held on June 8, 2006, the Investment Manager advised the trustees that, as of March 31, 2006, the California Series had net assets of approximately $91 million, while the Income Series had assets of approximately $178 million at that date. Accordingly, by merging the Series shareholders would enjoy a greater asset base over which fund expenses may be spread.

In addition, the Investment Manager advised the trustees that the Income Series had a significantly lower net expense ratio than the California Series. The trustees considered the Investment Manager's advice that if the Plan is approved, shareholders of the California Series, regardless of the class of shares they own, should realize an immediate reduction in the net annual operating expenses paid on their investment. Although there can be no assurance that operational savings will be realized. The Series' pay the Investment Manager the same management fee rate. The trustees also considered the costs of the Reorganization to be borne by the California Series.

In recommending approval of the Plan, the Investment Manager advised the trustees that the Series have an identical investment objective. The Series also have similar investment policies. The trustees were also advised that Income Series' Class A shares had significantly better investment performance than the California Series' Class A shares for the three month, one-year, three-year, five-year and ten-year periods, although there can be no assurance the such performance trends will continue.

The Investment Manager also reported to the trustees that the Income Series has a higher twelve-month average yield than the California Series, although the California Series experienced higher yields than the Income Fund over the past six-month period. The Investment Manager explained that based upon a historical analysis this trend appears to be an anomaly. This trend previously occurred for several months in 2002, but never existed for an extended period of time. The trustees also noted that the Series' investment portfolios were similar.

The trustees, including a majority of Independent Trustees, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of the California Series or the Income Series from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the California Series and the Income Series:

•  The Series have identical investment objectives;

•  The Series have similar investment policies and restrictions (except with respect to investments in junk bonds);

•  The Income Series generally has experienced higher yields;

•  Shareholders of the California Series would realize a significant reduction in net operating expenses as result of the consummation of the Plan;

•  The California Series is significantly smaller than the Income Series;

•  Moving the smaller California Series into the larger Income Series may help the portfolio manager more efficiently manage the asset base in one Series; and

•  Shareholders of each Series could benefit from long-term economies of scale that may result from consummation of the Plan.

The trustees also considered that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the California Series. The trustees were advised that the expense associated with the Reorganization would be borne by the California Series.

Consequently, the trustees of the California Series approved the Plan and recommend that shareholders of the California Series vote to approve the Plan.

For the reasons discussed above, the Board of Trustees of the Company unanimously recommend that you vote FOR the Plan.

If shareholders of the California Series do not approve the Plan, the Board will consider other possible courses of action for the Series, including, among others, consolidation of the Series with one or more affiliated or unaffiliated funds other than the Income Series, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of a Series do not approve the Plan, the Investment Manager of that Series may consider recommending the liquidation of that Series in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. A liquidation of a Series would result in taxable gains or losses for most shareholders of the California Series.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the material terms of the Plan and certain other related information. You should read the actual form of the Plan attached hereto (Exhibit A).

Closing

If the shareholders of the California Series approve the Plan, the Reorganization will take place after various conditions are satisfied by the Company, on behalf of each Series, including the preparation of certain documents. The Company will determine a specific date for the actual Reorganization to take place (which is expected to be in the fourth quarter 2006 or first quarter 2007). This is called the "closing date." If shareholders of the California Series do not approve the Plan, the Reorganization will not take place and the Board of the California Series will consider alternative courses of actions, as described above.

If the shareholders of the California Series approve the Plan, the California Series will deliver to the Income Series all of the California Series' assets and Income Series will assume all of the liabilities of the California Series on the closing date. Income Series will issue to the California Series shares of Income Series of a value equal to the dollar value of the net assets delivered to the Income Series. The California Series will then distribute to its shareholders of record as of the close of business on the closing date, the Income Series shares in equivalent value and of equivalent class as such shareholder holds in the California Series. The California Series will subsequently terminate and dissolve and Income Series will be the surviving fund. The stock transfer books of the California Series will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the California Series may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Company may amend the Plan without shareholder approval. The Company may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the California Series.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid by the California Series. The portfolio securities of the California Series will be transferred in-kind to the Income Series. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The Reorganization costs attributable to the California Series is currently estimated to be approximately $244,000, including approximately $149,000 in estimated proxy solicitation costs. The cost of the Reorganization is a non-recurring shareholder expense that is not included in any expense cap or fee waiver.

Tax Consequences of the Reorganization

The consummation of the Plan is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Series' obligation to complete the Plan that the Series will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Series, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Income Series of the assets of the California Series in exchange solely for voting shares of the Income Series and the assumption by the Income Series of the liabilities, if any, of the California Series, followed by the distribution of the Income Series shares received by the California Series pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Income Series and the California Series each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the California Series will not recognize gain or loss upon the exchange of all of their shares of the California Series solely for shares of the Income Series, as described in this Prospectus/Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the California Series upon the transfer of its assets to the Income Series in exchange solely for voting shares of the Income Series and the assumption by the Income Series of the liabilities, if any, of the California Series. In addition, no gain or loss will be recognized by the California Series on the distribution of such shares to the shareholders of that Series (in liquidation of the California Series);

4.  No gain or loss will be recognized by the Income Series upon the acquisition of the assets of the California Series in exchange solely for voting shares of the Income Series and the assumption of the liabilities, if any, of the California Series;

5.  The Income Series' tax basis for the assets acquired from the California Series will be the same as the tax basis of these assets when held by the California Series immediately before the transfer, and the holding period of such assets acquired by the Income Series will include the holding period of such assets when held by the California Series;

6.  The California Series' shareholders' tax basis for the shares of the Income Series received by them pursuant to the reorganization will be the same as their tax basis in the California Series shares exchanged therefor; and

7.  The holding period of the Income Series shares received by the shareholders of the California Series will include the holding period of the California Series shares exchanged therefor, provided such Series shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Plan is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the California Series to the Income Series followed by a taxable liquidation of the California Series, and the shareholders of the California Series would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the California Series and the fair market value of the shares of the Income Series received in exchange therefor. Neither Series has any capital loss carryforwards as of August 31, 2005.

Shareholders of the California Series should consult their tax advisers regarding the tax consequences to them of the Plan in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of a Plan, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Plan.

Characteristics of the Company's Shares

The Company was organized under the laws of Massachusetts as a business trust on May 18, 1984. It is registered with the SEC as an open-end management investment company. The Company is authorized to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series and the Income Series. The California Series and Income Series are authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of such series and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Declaration of Trust, the Board may authorize the creation of additional series and classes within a series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shares of the Company, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Company under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Company's assets after all debt and expenses of the Company have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Company's shares do not have cumulative voting rights for the election of Trustees.

The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted upon by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Company will render assistance to those shareholders who call such a meeting.

The Declaration of Trust and the By-Laws of the Company are designed to make the Company similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Company, which is not the case with a corporation. The Declaration of Trust of the Company provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Company and that every written obligation, contract, instrument or undertaking made by the Company shall contain a provision to the effect that the shareholders are not individually bound thereunder.

Appraisal Rights

Shareholders of the California Series are not entitled to appraisal rights in connection with the Reorganization.

Capitalization

The following table sets forth, as of February 28, 2006, the capitalization of shares of each Series. The table also shows the unaudited pro forma projected capitalization of the Income Series shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Income Series is likely to be different than the pro forma indicated below when the Plan is consummated.

Class A

	California Series	Income Series	Adjustments		Income Series Pro Forma Projected after Reorganization (unaudited)
Net assets	$80,772,445	$141,733,317	$(210,670	)*	$222,295,092
Total shares outstanding	7,002,612	12,922,159	342,394	**	20,267,165
Net asset value per share	$11.53	$10.97	N/A		$10.97

Class B

	California Series	Income Series	Adjustments		Income Series Pro Forma Projected after Reorganization (unaudited)
Net assets	$10,131,365	$26,883,085	$(26,425	)*	$36,988,025
Total shares outstanding	878,492	2,451,144	42,855	**	3,372,491
Net asset value per share	$11.53	$10.97	N/A		$10.97

Class C

	California Series	Income Series	Adjustments		Income Series Pro Forma Projected after Reorganization (unaudited)
Net assets	$1,141,292	$8,355,623	$(2,977	)*	$9,493,938
Total shares outstanding	98,983	761,812	4,801	**	865,596
Net asset value per share	$11.53	$10.97	N/A		$10.97

Class Z

	California Series	Income Series	Adjustments		Income Series Pro Forma Projected after Reorganization (unaudited)
Net assets	$1,507,079	$4,788,231	$(3,928	)*	$6,291,382
Total shares outstanding	130,629	436,350	6,353	**	573,332
Net asset value per share	$11.54	$10.97	N/A		$10.97

Total Net Assets and Shares Outstanding

	California Series	Income Series	Adjustments		Pro Forma Income Series after Combined Reorganizations (unaudited)
Total net assets	$93,552,181	$181,760,256	$(244,000	)*	$275,068,437
Total shares outstanding	8,110,716	16,571,465	396,403	**	25,078,584

*  Reflects the estimated Reorganization expenses of $244,000 attributable to California Series.

**  Reflects the change in shares of California Series upon conversion into Income Series.

VOTING INFORMATION

Required Vote

Only shareholders of record of the California Series on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 7,715,557 shares of the California Series issued and outstanding.

The presence in person or by proxy of the holders of one-third of the outstanding shares of the California Series entitled to be voted at the Meeting is required to constitute a quorum of the California Series at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a majority of the shares represented at the Meeting is necessary to approve the Plan. Each shareholder of the California Series will be entitled to one vote for each full share, and a fractional vote for each fractional share of the California Series held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote California Series' shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of a Plan requires the affirmative vote of a majority of the voting shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the California Series, the California Series may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The California Series would only take such actions if the Series believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the California Series generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received for all of your shares to be voted.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote AGAINST adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked or changed at any time before they are voted either (i) by a written revocation received by the Secretary of the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Company. In addition, the Company has engaged MIS, an ADP Company, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of MIS if the Company has not yet received your vote. MIS may ask you for authority, by telephone, to permit MIS to execute your voting instructions on your behalf.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Series. Unless noted otherwise, all information is provided as of August 31, 2005.

Other Accounts Managed by Portfolio Manager. The table below identifies, for each portfolio manager referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. None of the portfolio managers received a fee based on performance for any of the categories noted in the table below.

Portfolio Manager Securities Ownership. As of August 31, 2005, none of the portfolio managers owned securities of either Series.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed (Thousands)	Other Pooled Accounts* Managed	Assets of Other Pooled Accounts Managed (Thousands)	Other Accounts** Managed	Assets of Other Accounts Managed (Thousands)
California Series:
Robert Tipp	17	$5,555,566	17	$1,606,050	27	$16,772,227
Susan Courtney	8	2,165,892	None	None	1	446,442
Dennis Hepworth	8	2,165,892	None	None	None	None
Income Series:
Robert Tipp	17	5,464,171	17	$1,606,050	27	$16,772,227
Susan Courtney	8	2,074,497	None	None	1	446,442
Dennis Hepworth	8	2,074,497	None	None	None	None

*  "Other Pooled Accounts" includes commingled insurance company separate accounts, commingled trust funds, non-U.S. mutual funds, and collateralized debt obligation vehicles.

**  "Other Accounts" includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts.

Compensation. PIM Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM Fixed Income's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional's incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1)  investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this Prospectus/Proxy Statement,

2)  PIM Fixed Income's business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

3)  market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.

PIM Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional's incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Potential Conflicts of Interest. PIM is an indirect, wholly-owned subsidiary of Prudential Financial and as such, is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker/dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Series.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

A Series may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Series. Certain affiliated transactions are permitted in accordance with procedures adopted by the Series and reviewed by the independent directors of the Series.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Series, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. Also, PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Series. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent a Series from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Series securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Series and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Series and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Series at the same time.

With respect to the management of the Series, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Series).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Series, at a price which may be different from the price of the securities purchased or sold for the Series. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Series, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds that are subject to incentive compensation on a side-by-side basis with the Series. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management. For example, the Series may at times be precluded from taking positions overweighted versus an index in securities and other instruments in which one or more of the funds hold short positions. The Series may at times be precluded from taking short positions in securities in which one or more of the funds hold positions overweighted versus an index. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the Series prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America ("PICA"), PIM's proprietary accounts and accounts of other affiliates (collectively the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in PIM's client accounts, including the Series. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Series. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Series assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Series in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by PIM or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Series but at different levels in the capital structure. Investment by Affiliated Accounts at different levels to that of the Series in the capital structure of a portfolio company presents inherent conflicts of interest between the Affiliated Accounts and the Series. For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by the Series. Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of a Series are originated and managed in its best interests.

Portfolio managers may advise Affiliated Accounts. In addition, PIM's portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts, including the Series, are managed differently from Affiliated Accounts, each of the client accounts, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts' investment objectives, investment strategies and restrictions (these conflicting positions and transactions, where arising from PIM's advisory activities or where PIM is otherwise aware of them, are collectively referred to as "Differing Positions"). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of PICA's general account, trading by PICA's general account in certain securities, particularly certain fixed income securities, may result in market changes in response to trades. Although PIM expects that PICA's general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients, including the Series.

PIM follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests. However, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Portfolio Holdings

In addition to the description contained herein, a description of each Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is also contained in that Series' prospectus, SAI and on that Series' website (see www.jennisondryden.com). Each Series will provide a full list of its portfolio holdings as of the end of the calendar month on its website within approximately 30 days after the end of the calendar month. Each Series' portfolio holdings are made public, as required by law, in the Series' annual and semi-annual reports and on Form N-Q. In addition, each Series may release the Series' top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Series' website.

When authorized by a Series' Chief Compliance Officer (CCO) and another officer of such Series, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Series' shares, third-party providers of auditing, custody, proxy voting and other services for such Series, rating and ranking organizations, and certain affiliated persons of such Series, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Series holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Series, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Series and the Investment Manager, Subadviser, Distributor or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Series.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Series, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Series must be executed with the recipient of the fund holdings information.

4. An officer of the Series shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Series Administration Department to arrange the release of fund holdings information.

6. PI's Series Administration Department shall arrange for the release of fund holdings information by The Bank of New York (the Custodian Bank).

As of the date of this Prospectus/Proxy Statement, each Series will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG, LLP, each Series' independent registered public accounting firm, as soon as practicable following the Series' fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Series' quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  The trades for each Series on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Series' fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Series' CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Series trustees have approved PI's Policy for the Dissemination of Portfolio Holdings. The trustees shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The trustees have delegated oversight over the Series' disclosure of portfolio holdings to the CCO.

There can be no assurance that the Series' policies and procedures on portfolio holdings information will protect the Series from the misuse of such information by individuals or entities that come into possession of the information.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of July 21, 2006, each shareholder that owns beneficially and of record more than 5% of any class of each Series.

Series	Beneficial Owner Name*	Address	Class	Shares Owned/ Percent Ownership
California Series:	Dr. Hendley A McDonald Dr. Hemprova G McDonald JT Ten	2713 N 43rd Street Waco, TX 76710	B	45,097/6.0%

	Citigroup Global Markets Inc House Account Attn: Peter Booth	333 West 34th Street 7th Floor New York, NY 10001	C	36,104/37.4%

	First Clearing, LLC Mangili Family Trust Douglas J Mangili	9535 Colington Place Stockton, CA 95209	C	4,896/5.1%

	A G Edwards & Sons Inc Erika A. Leuthold TTEE Erika A. Leuthold Rev	1 North Jefferson Saint Louis, MO 63103	C	9,131/9.5%

	Irene H Thompson Tod Katherine Kolodjej Subject to State Transfer of Death Rules NJ	5091 Dubois Drive San Diego, CA 92117	C	5,028/5.2%

	Dean Witter For The Benefit Of J Dibiase & L Diabiase Co-TTE	P.O. Box 250 Church Street Station New York, NY 10008	C	11,600/12.0%

	Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit	100 Mulberry Street Newark, NJ 07102	Z	62,151/50.0%

	Charles Schwab Co	101 Montgomery Street San Francisco, CA 94104	Z	49,791/40.0%

Income Series:	Merrill Lynch, Pierce, Fenner For the Sole Benefit of its Customer	4800 Deer Lake Drive East Jacksonville, FL 32246	C	73,925/10.0%

	Prudential Investment FBO Mutual Fund Clients Attn: Pruchoice Unit	100 Mulberry Street Newark, NJ 07102	Z	288,022/59.9%

	Charles Schwab Co	101 Montgomery Street San Francisco, CA 94104	Z	167,844/34.9%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of July 21, 2006, the officers and trustees of the Company, as a group, beneficially owned less than 1% of the outstanding voting shares of the California Series and the Income Series.

In the event of any meetings of shareholders, Wachovia Securities, an affiliate of the Company, will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

ADDITIONAL INFORMATION

Income Series is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Income Series is contained in the Series' prospectus, dated October 28, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Income Series is included in the Series' SAI, dated October 28, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Income Series' Annual Report to Shareholders for the fiscal year ended August 31, 2005 or the Semi-Annual Report to Shareholders for the period ended February 28, 2006, may be obtained by calling 1-800-225-1852 or by writing to Income Series at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Company (on behalf of the California Series and Income Series), file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Massachusetts law relating to the validity of shares of Income Series to be issued pursuant to the Plan will be passed upon by Sullivan & Worcester LLP, special Massachusetts counsel to the Company. Certain tax matters in connection with the Plan will be passed on for the Series by Shearman & Sterling LLP, special tax counsel to the Company.

Independent Registered Public Accounting Firm

The audited financial statements of the Company, including the California Series and the Income Series, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Company for the fiscal year ending August 31, 2005.

The unaudited financial statements of the Company, including the California Series and the Income Series, incorporated by reference into the SAI, in the Semi-Annual Report of the Company for the six-month period ending February 28, 2006.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Company care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

The Company is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of trustees is not required to be acted upon under the 1940 Act. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Company's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of the California Series may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Series which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Series at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. The By-Laws provide that only the business stated in the notice of meeting shall be considered at such meeting.

The Board of Trustees of the Company intends to bring before the Meeting the matters set forth in the foregoing notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization relating (attached).

B	Prospectus for the Company, dated October 28, 2005 (enclosed).

C	The Company's Annual Report to Shareholders for the period ended August 31, 2005 (enclosed).

D	The Company's Semi-Annual Report to Shareholders for the period ended February 28, 2006 (unaudited) (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this 7th day of August, 2006, by Dryden California Municipal Fund (the "Company"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the California Series, a series of the Company (the "Acquired Fund"), and the California Income Series, a series of the Company (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of beneficial interest, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Company, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Termination of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares (the "Acquiring Fund Shares") of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then shall terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in Company's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's amended and restated declaration of trust and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Company's amended and restated declaration of trust and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's amended and restated declaration of trust and currently effective registration statement.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be December 15, 2006, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Company, for the benefit of the Acquiring Fund, at the Company's Custodian, The Bank of New York. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund, (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Company, for the benefit of the Acquiring Fund, by the Company on behalf of the Acquired Fund. The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Company, for the benefit of the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a business trust duly organized under the laws of the Commonwealth of Massachusetts and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the Commonwealth of Massachusetts (the "Department"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's amended and restated declaration of trust as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended August 31, 2005 (copies of which have been furnished to the Company) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  The unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended February 28, 2006 (copies of which have been furnished to the Company), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's amended and restated declaration of trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquired Fund to

be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Company, for the benefit of the Acquired Fund, on behalf of the Acquiring Fund.

The Company, on behalf of the Acquiring Fund, makes the following representations and warranties for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a series of the Company, a business trust duly organized under the laws of the Commonwealth of Massachusetts and validly existing under the laws of that jurisdiction and in good standing with the Department. The Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Company's amended and restated declaration of trust as a separate series of the Company.

(b)  The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Company's amended and restated declaration of trust and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the issuance contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended August 31, 2005 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended February 28, 2006 (copies of which have been furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Company has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Company is not a party to or obligated under any provision of the Company's amended and restated declaration of trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Funds.

The Company, on behalf of the Funds, makes the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Company on behalf of each Fund and this Plan constitutes a valid and binding obligation enforceable against the Company on behalf of each Fund in accordance with its terms.

(f)  The Company on behalf of each Fund anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Funds.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation

Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or Assistant Secretary or equivalent officer of each of the Company and the Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Company, on behalf of the Acquired Fund, and the Board of Trustees of the Company, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) Sullivan & Worcester LLP, special Massachusetts counsel to the Company, with respect to items in this section 8(f) that relate to matters of Massachusetts law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and in good standing with the Department with requisite trust power under its amended and restated declaration of trust to own all of its properties and assets and, to the knowledge of such counsel without independent investigation or inquiry, to carry on its business as described in its current prospectus and the Acquiring Fund has been duly established as a series of the Company in accordance with the terms of the Company's charter and Massachusetts law;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Massachusetts law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund will have any pre-emptive rights under Massachusetts law or the amended and restated declaration of trust to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquiring Fund, of its obligations hereunder will not violate any provision of the Company's amended and restated declaration of trust or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the Commonwealth of Massachusetts for the consummation by the Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Plan, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Company or the Acquiring Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(g)  The Company shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company, in form and substance satisfactory to the Company on behalf of each Fund, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the California Series.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquired Fund or the Acquiring Fund, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the consummation of the Plan, and none of the Company, any of its respective officers, trustees, agents or shareholders, either of the Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of either of Fund or the Company against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to any of the Company's shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Company, on behalf of the Funds, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

The Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company hereunder, and in particular that none of the assets of the Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Dryden California Municipal Fund, on behalf of the California Series and the California Income Series, has executed this Plan by its respective duly authorized officers, all as of the date and year first-above written.

DRYDEN CALIFORNIA MUNICIPAL FUND, on behalf of the California Series and the California Income Series

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED OCTOBER 28, 2005

The Prospectus for the Company, dated October 28, 2005, is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED AUGUST 31, 2005

The Annual Report to Shareholders for the Company for the fiscal year ended August 31, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT DATED FEBRUARY 28, 2005
(Unaudited)

The Semi-Annual Report to Shareholders for the Company for the period ended February 28, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

2	Summary

2	The Proposal

3	Shareholder Voting

3	Comparisons of Important Features

3	The Investment Objective and Policies of the Series

4	Comparison of Other Policies

5	Investment Restrictions

5	Risks of Investing in the Series

7	Federal Income Tax Considerations

7	Management of the Series

9	Distribution Plan

9	Valuation

10	Frequent Purchases and Redemptions of Series Shares

11	Purchases, Redemptions, Exchanges and Distributions

13	Fees and Expenses

13	Expense Examples

17	Performance of the Series

21	Reasons for the Reorganization

22	Information About the Reorganization

22	Closing

22	Expenses Resulting from the Reorganization

23	Tax Consequences of the Reorganization

24	Characteristics of the Company's Shares

24	Appraisal Rights

25	Capitalization

26	Voting Information

26	Required Vote

27	How to Vote

27	Revocation of Proxies

27	Solicitation of Voting Instructions

31	Portfolio Holdings

33	Principal Holders of Shares

34	Additional Information

34	Miscellaneous

34	Legal Matters

34	Independent Registered Public Accounting Firm

34	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

34	Shareholder Proposals

35	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus dated October 28, 2005 for the Company (enclosed)

C-1	Exhibit C – Annual Report to Shareholders of the Company for the fiscal year ended August 31, 2005 (enclosed)

D-1	Exhibit D – Semi-Annual Report to Shareholders of the Company for the period ended February 28, 2006 (unaudited) (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR
CALIFORNIA INCOME SERIES

Dated August 7, 2006

Acquisition of the Net Assets of
California Series, a series of

Dryden California Municipal Fund.

By and in exchange for shares of the
the California Income Series, a series of Dryden California Municipal Fund

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the California Series (California Series), and the assumption of the liabilities of the California Series in exchange for shares of the California Income Series (Income Series and collectively, the Series)(the Reorganization). The Series are each a series of Dryden California Municipal Fund (the Company).

This SAI consists of this Cover Page, the Company’s SAI, dated October 28, 2005, and the pro forma financial statements for the California Series and Income Series after giving effect to the proposed Reorganization.   The Annual Report to Shareholders of the Company (File No. 811- 4024) relating to each Series for the fiscal year ended August 31, 2005 was filed with the Securities and Exchange Commission (SEC) on October 28, 2005 and is incorporated by reference into this SAI.  The Semi-Annual Report to Shareholders of the Company (File No. 811- 4024) relating to each Series for the fiscal period ended February 28, 2006 was filed with the Securities and Exchange Commission (SEC) on May 5, 2006 and is incorporated by reference into this SAI.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated August 7, 2006, relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to the Company at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The SEC maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Company, other materials incorporated by reference herein, and other information regarding the California Series, the Company and Income Series.

SAI INCORPORATION BY REFERENCE

The Company’s SAI, dated October 28, 2005, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Pro Forma Financial Statements for the Reorganization (unaudited)

The following tables set forth as of February 28, 2006 the unaudited pro forma Portfolio of Investments, the pro forma Statements of Assets and Liabilities and the pro forma Statement of Operations for the as adjusted giving effect to the proposed Reorganization.

Pro Forma Portfolio of

Investments for the

Reorganization

February 28, 2006

(unaudited)

Description (a)	Moody’s Rating		Interest Rate	Maturity Date	California Series Principal Amount (000)		California Income Series Principal Amount (000)	Pro Forma Combined California Income Series Principal Amount (000)		California Series Value	California Income Series Value	Pro Forma Combined California Income Series Value

LONG-TERM INVESTMENTS % of Net Assets										98.5%	97.9%	98.2%

Municipal Bonds
Abag Fin. Auth. For Nonprofit Corp. Rev., San Diego Hosp. Assoc., Ser. C	Baa1		5.375%	3/1/21	$		$1,665	1,665		$	$1,764,351	1,764,351
Abag. Fin. Auth. Rev., Schs. of Sacred Heart, Ser. A	Baa3		6.45	6/1/30	1,500			1,500		1,602,840		1,602,840
Antelope Valley Health Care Dist. Rev. Ser. A, F.S.A.	Aaa		5.20	1/1/17	1,000			1,000		1,048,340		1,048,340
Baldwin Park Uni. Sch. Dis. G.O., Election of 2002, F.S.A.	Aaa		5.00	8/1/22	1,065	(e)		1,065	(e)	1,159,370		1,159,370
Brea Redev. Agcy., Rfdg., Tax, Alloc., Ser. A, A.M.B.A.C.	Aaa		5.50	8/1/19			3,350	3,350			3,673,006	3,673,006
California County Tobacco Securitization Agcy. Rev.	Baa3		Zero	6/1/21			1,000	1,000			790,190	790,190
California Edl. Facs. Auth. Rev., Rfdg., Stanford Univ., Ser. R	Aaa		5.00	11/1/21			3,700	3,700			3,935,615	3,935,615
California Hlth. Facs. Fin. Auth. Rev. Auth. Rev., Ref. Cedars Sinai Med. Ctr.	A3		5.00	11/15/21	1,000		1,000	2,000		1,046,140	1,046,140	2,092,280
Rev., Catholic Healthcare West, Ser. G.	A3		5.00	7/1/09	250		750	1,000		260,275	780,825	1,041,100
California Infrastructure & Econ. Dev. Bk. Rev., Scripps Research Inst., Ser. A	Aa3		5.75	7/1/30			1,500	1,500			1,574,805	1,574,805
California Poll. Ctrl. Fin. Auth. Sld. Wste. Disp. Rev., Wste. Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB	(c)	5.00	7/1/27			500	500			506,670	506,670
California Rural Home Mtge. Fin.Auth., Sngl. Fam.Mtge. Rev., Mtge. Bkd. Secs., Ser. D, F.N.M.A., G.N.M.A., A.M.T.	AA+	(c)	6.00	12/1/31			170	170			170,692	170,692
California St.
Econ, G.O. Ser. A	A2		5.50	4/1/30	2,000		3,000	5,000		2,219,920	3,329,880	5,549,800
G.O., A.M.B.A.C.	Aaa		5.50	3/1/16			2,000	2,000			2,175,780	2,175,780
G.O., M.B.I.A.	Aaa		5.25	2/1/27	1,500		2,500	4,000		1,605,645	2,676,075	4,281,720
State of California Various Purp. G.O.	A2		5.00	3/1/27	1,000		1,000	2,000		1,049,800	1,049,800	2,099,600
California St. Dept. Wtr. Res. Pwr. Rev., Ser. A	A2		5.00	5/1/17			3,320	3,320			3,507,514	3,507,514
California St. Hsg. Fin. Agy. Rev., Sngl. Fam. Mtge., Ser. A, C.A.B.S.	Aa2		Zero	2/1/15	8,420			8,420		4,180,866		4,180,866
California St. Pub. Wks. Brd., Lease Rev., Dept. Mental Hlth., Coalinga, Ser. A,	A3		5.50	6/1/18	1,970		4,000	5,970		2,193,536	4,453,879	6,647,415
Various Univ. California Projs., Ser. D	Aa2		5.00	5/1/20	1,000		1,000	2,000		1,066,610	1,066,610	2,133,220
Dept. Corrections & Rehab.	A3		5.00	1/1/21	1,000		2,000	3,000		1,060,580	2,121,160	3,181,740
Dept. General Services, Ser. J	A3		5.25	6/1/28	250		500	750		263,620	527,240	790,860
California St. Univ. Rev. & Coll., Systemwide, Ser. A, A.M.B.A.C.	Aaa		5.50	11/1/16			1,350	1,350			1,496,273	1,496,273
California Statewide Cmmtys. Dev. Auth. Rev.,
Kaiser Permanente, Ser. B	A3	(c)	3.90	7/1/14	500		1,000	1,500		488,620	977,240	1,465,860
Kaiser Permanente C.O.P., F.S.A., E.T.M.	Aaa		5.30	12/1/15			1,900	1,900			1,950,673	1,950,673
California Statewide Cmmtys. Dev. Auth. Spl. Tax. No. 97-1, A.M.T.	NR		Zero	9/1/22			4,440	4,440			1,727,693	1,727,693
Central California Joint. Pwrs., Hlth. Fin. Auth., Cmnty. Hosps., C.O.P.	Baa2		6.00	2/1/30			2,000	2,000			2,093,420	2,093,420
Chico Redev. Agcy. Tax Alloc., Chico Amended & Merged Redev., A.M.B.A.C.	Aaa		5.00	4/1/30	445		1,000	1,445		468,776	1,053,430	1,522,206
Chula Vista Calif. Redev. Agcy Rev, Rfdg. Tax Alloc.Sub. BayFront, Ser. C	NR		8.25	5/1/24			1,500	1,500			1,541,715	1,541,715
Chula Vista Ind. Dev. Rev.,
San Diego, A.M.T.	A1		5.00	12/1/27			1,000	1,000			1,032,270	1,032,270
Colton Joint Unified School Dist G.O., F.G.I.C.	AAA	(c)	5.25	2/1/21	830		1,000	1,830		910,469	1,096,950	2,007,419
Corona-Norco Uni. Sch. Dist. Spec. Tax, Cmnty. Facs. Dist. No. 98-1, M.B.I.A.	Aaa		5.00	9/1/22	1,060			1,060		1,119,710		1,119,710
Coronado Cmnty Dev. Agcy. Tax Alloc., Dev. Proj., A.M.B.A.C.	Aaa		5.00	9/1/24			2,000	2,000			2,124,360	2,124,360
Culver City Calif. Redev. Agcy. Ref. Tax Alloc., Redev. Proj. A, A.M.B.A.C.	Aaa		5.00	11/1/23			1,185	1,185			1,260,354	1,260,354
Davis Pub. Facs. Fin. Auth. Loc. Agy. Rev., Mace Ranch Avra, Ser. A	NR		6.60	9/1/25			1,325	1,325			1,394,814	1,394,814
El Dorado Cnty., Spec. Tax,
Cmnty. Facs., Dist. No. 92-1	NR		6.125	9/1/16			1,000	1,000			1,055,580	1,055,580
Cmnty. Facs., Dist. No. 92-1	NR		6.25	9/1/29			475	475			498,351	498,351

Pro Forma Portfolio of

Investments for the

Reorganization

February 28, 2006

(unaudited)(continued)

Description (a)	Moody’s Rating		Interest Rate		Maturity Date	California Series Principal Amount (000)		California Income Series Principal Amount (000)		Pro Forma Combined California Income Series Principal Amount (000)		California Series Value		California Income Series Value	Pro Forma Combined California Income Series Value

Emeryville Pub. Fin. Auth. Rev.,
Emeryville Redev. Proj.,
Ser. A, M.B.I.A.	Aaa		5.25		9/1/20			1,635		1,635				1,790,832	1,790,832
Folsom Spec.Tax,
Cmnty. Facs., Dist. No. 10, Empire Ranch	NR		6.875		9/1/19			2,000		2,000				2,173,840	2,173,840
Cmnty. Facs., Dist. No. 7, Broadstone	NR		6.00		9/1/24			2,500		2,500				2,638,975	2,638,975
Foothill/Eastern Trans. Corr. Agcy. Rev., Toll Rd.
Sr. Lien, Ser. A	AAA	(c)	7.15		1/1/10			4,750	(e)	4,750	(e)			5,482,639	5,482,639
Conv., Zero Coupon (until 7/15/09), C.A.B.S.	Baa3		Zero		1/15/28			2,890		2,890				2,533,952	2,533,952
Glendale Redev. Agcy. Tax Alloc., Central Glendale Redev. Proj., M.B.I.A.	Aaa		5.25		12/1/19			3,275		3,275				3,554,358	3,554,358
Golden St. Tobacco Securitization Rev.,
Asset-Bkd. Ser. A, C.A.B.S., A.M.B.A.C.	Aaa		Zero		6/1/23	1,000		2,000		3,000		831,080		1,662,160	2,493,240
Asset-Bkd., Ser. 2003-A-1	Baa3		6.75		6/1/39	750		1,950		2,700		845,033		2,197,085	3,042,118
Asset-Bkd., Ser. B	Aaa		5.50		6/1/13	1,500	(e)	3,000	(e)	4,500	(e)	1,662,645		3,325,290	4,987,935
Golden West Sch. Fin. Auth., Rev., C.A.B.S. Rfdg. Ser. A., M.B.I.A.	Aaa		Zero		2/1/19			2,110		2,110				1,206,772	1,206,772
La Mesa-Spring Valley Sch. Dist., G.O., Election of 2002, Ser. B, C.A.B.S., F.G.I.C.	Aaa		Zero		8/1/23	2,000				2,000		917,880			917,880
La Quinta Fin. Auth Local Agcy. Rev., A.M.B.A.C	Aaa		5.25		9/1/24	500		1,000		1,500		543,195		1,086,390	1,629,585
La Quinta Redev. Agcy. Tax Alloc., M.B.I.A.
Rfdg. Proj. Area No. 1	Aaa		7.30		9/1/10			1,000		1,000				1,155,000	1,155,000
Rfdg. Proj. Area No. 1	Aaa		7.30		9/1/11			1,000		1,000				1,184,530	1,184,530
Lake Elsinore Spec. Tax,
Cmnty. Facs. Dist. No. 3 Impt.,
Area No. 1	NR		5.25		9/1/35			1,225		1,225				1,229,190	1,229,190
Lincoln Impvt. Bond Act of 1915, Pub. Rev., Fin. Auth., Twelve Bridges	NR		6.20		9/2/25			2,590		2,590				2,720,795	2,720,795
Loma Linda Hospital Rev. Loma Linda Univ. Med. Center, Ser. A	Baa1		5.00		12/1/20	750		1,250		2,000		778,703		1,297,838	2,076,541
Long Beach Hbr. Rev., Rfdg.,
Ser. A, A.M.T., F.G.I.C.	Aaa		6.00		5/15/19			3,000		3,000				3,489,990	3,489,990
Long Beach Redev. Agcy., Dist. No. 3, Spec. Tax Rev. Pine Ave. (cost $2,950,530; purchased 10/18/93)	NR		6.375		9/1/23	3,000	(g)(h)			3,000	(g)(h)	3,155,910	(h)		3,155,910
Los Angeles Cmnty. Coll. Dist., Ser. A, G.O., M.B.I.A.	Aaa		5.50		8/1/11	2,800	(e)			2,800	(e)	3,074,008			3,074,008
Los Angeles Cnty., Correctional Facs. Proj., C.O.P., M.B.I.A., E.T.M., C.A.B.S.	Aaa		Zero		9/1/10	3,770	(e)			3,770	(e)	3,206,008			3,206,008
Los Angeles Unified Sch. Dist. C.O.P., Admin. Bldg. Proj., Ser. B, A.M.B.A.C.	Aaa		5.00		10/1/31	1,500				1,500		1,547,880			1,547,880
Election of 1997, Ser. F, G.O., F.G.I.C.	Aaa		5.00		7/1/21	1,000		750		1,750		1,063,020		797,265	1,860,285
Lynwood Pub. Fin. Auth. Rev.,Wtr. Sys. Impvt. Proj.	NR		6.50		6/1/21			1,500		1,500				1,557,075	1,557,075
Metro. Wtr. Dist. of Southern California, Waterworks Rev., Linked S.A.V.R.S. & R.I.B.S.	Aa2		5.75		8/10/18	1,000		1,000		2,000		1,164,930		1,164,930	2,329,860
Unrfd. Balance Ser. A	Aa2		5.75		7/1/21	2,240				2,240		2,652,026			2,652,026
Norco Spec. Tax Cmnty. Facs., Dist. No. 97-1	NR		7.10		10/1/10			1,320	(e)	1,320	(e)			1,539,952	1,539,952
Ontario Special Assessment Impvt. Bond Act of 1915, Assmt. Dist. 100C, Cmnty. Ctr. III	NR		8.00		9/2/11			535		535				559,985	559,985
Orange Cnty. Cmnty. Facs. Dist., Spec.Tax Rev., No 01-1, Ladera Ranch, Ser. A	NR		6.00		8/15/10			1,350	(e)	1,350	(e)			1,506,128	1,506,128
Orange Cnty. Loc. Trans. Auth., Linked, T.C.R.S., A.M.B.A.C.	Aaa		6.20		2/14/11	5,000		4,000	(f)	9,000	(f)	5,581,399		4,465,119	10,046,518
Spec. Tax Rev., Linked, S.A.V.R.S. & R.I.B.S (cost $713,528; purchased 2/17/98)	Aa2		9.074	(d)	2/14/11	750	(g)(h)	750	(g)	1,500	(g)(h)	924,420	(h)	924,420	1,848,840
Oxnard Special Tax, Cmnty. Facs. Dist., No. 3 Seabridge	NR		5.00		9/1/23			1,105		1,105				1,111,078	1,111,078
Perris Cmnty. Facs. Dist., Spec. Tax No. 01-2 Avalon, Ser. A	NR		6.25		9/1/23			2,000		2,000				2,180,440	2,180,440
Pico Rivera Wtr. Auth. Rev., Wtr. Sys. Proj., Ser. A, M.B.I.A.	Aaa		5.50		5/1/29			1,500		1,500				1,747,935	1,747,935
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., A.M.B.A.C., C.A.B.S.	Aaa		Zero		8/1/26			1,375		1,375				550,743	550,743
Ext. Spec. Redem., Los Medanos, Ser. B, F.S.A.	Aaa		5.80		8/1/34			2,700		2,700				3,067,092	3,067,092
Poway Cmnty., Facs., Dist. No. 88-1, Pkwy. Bus. Ctr.	NR		6.75		8/15/15			1,000		1,000				1,077,860	1,077,860
Puerto Rico Comnwlth. R.I.T.E.S., PA 642A, G.O., M.B.I.A., R.I.T.E.S. (cost $1,057,780; purchased 3/29/00)	NR		8.892	(d)	7/1/10	1,000	(g)(h)	1,000	(g)	2,000	(g)(h)	1,183,900	(h)	1,183,900	2,367,800
Puerto Rico Comnwlth. Hwy & Trans. Auth. Rev.,

Pro Forma Portfolio of

Investments for the

Reorganization

February 28, 2006

(unaudited)(continued)

Description (a)	Moody’s Rating		Interest Rate		Maturity Date	California Series Principal Amount (000)		California Income Series Principal Amount (000)		Pro Forma Combined California Income Series Principal Amount (000)		California Series Value		California Income Series Value	Pro Forma Combined California Income Series Value

Ser. G, F.G.I.C.	Aaa		5.25		7/1/16			2,000		2,000				2,191,540	2,191,540
Ser. G, F.G.I.C.	Aaa		5.25		7/1/17			1,260		1,260				1,373,501	1,373,501
Puerto Rico Municipal
Finance agcy.	Baa2		5.25		8/1/25			500		500				536,875	536,875
Redding Elec. Sys. Rev., S.A.V.R.S. & R.I.B.S., M.B.I.A., E.T.M.	Aaa		6.368	(d)	7/1/22	50	(e)(g)	50	(e)(g)	100	(e)(g)	59,873		59,873	119,746
C.O.P., Linked, R.I.B.S. M.B.I.A., E.T.M. (cost $1,884,746; purchased 1/09/05)	Aaa		9.461	(d)	7/1/22	1,750	(e)(g)(h)	1,850	(e)(g)	3,600	(e)(g)(h)	2,441,110	(h)	2,580,602	5,021,712
Rio Vista Impvt. Bond Act of 1915, Assmt. Dist.No. 96-1, River View Pt.	NR		7.50		9/2/22			1,620		1,620				1,708,695	1,708,695
Riverside Cnty. Asset Leasing Corp., Leasehold Rev., Hosp. Proj., Ser. B, M.B.I.A.	Aaa		5.70		6/1/16			1,500		1,500				1,683,780	1,683,780
Riverside Uni. Sch. Dist. Spec. Tax, Cmnty. Facs.,
Dist. No. 7, Victoria Ser. A	NR		6.90		9/1/20			1,320		1,320				1,452,158	1,452,158
Dist. No. 7, Victoria Ser. A	NR		7.00		9/1/30			1,000		1,000				1,123,900	1,123,900
Rocklin Uni. Sch. Dist., Ser. C, G.O., C.A.B.S., M.B.I.A.	Aaa		Zero		8/1/16			1,400		1,400				910,672	910,672
Roseville California Spec. Tax,
Highland Cmnty. Facs.,
Dist. No.1	NR		6.30		9/1/25			1,815		1,815				1,970,999	1,970,999
Woodcreek Cmnty. Facs.,
Dist. No.1	NR		6.375		9/1/27			1,000		1,000				1,077,620	1,077,620
Sacramento City Fin. Auth. Rev., Cap. Impv., Ser. A, A.M.B.A.C.	Aaa		5.00		6/1/11	2,000	(e)			2,000	(e)	2,101,820			2,101,820
Sacramento City Fin. Auth.,
Ser. B, C.A.B.S., M.B.I.A.	Aaa		Zero		11/1/17			5,695		5,695				3,490,238	3,490,238
Tax Alloc. Comb. Proj., Ser. B, M.B.I.A., C.A.B.S.	Aaa		Zero		11/1/16			5,700		5,700				3,666,981	3,666,981
Impvt. Bond Act of 1915, Willowcreek II, Assmt., Dist. No. 96-1	NR		6.70		9/2/22			2,420		2,420				2,522,850	2,522,850
Sacramento Mun. Utility Dist. Elec. Rev., Ser. N, M.B.I.A.	Aaa		5.00		8/15/28	2,500				2,500		2,621,125			2,621,125
San Diego California Uni. Sch. Dist. Election 1998, Ser C, G.O., F.S.A.,	Aaa		5.00		7/1/19			1,000		1,000				1,081,420	1,081,420
San Diego Redev., Agcy., Tax Alloc., North Bay Redev.	Baa1		5.875		9/1/29	1,000		2,000		3,000		1,055,540		2,111,080	3,166,620
San Diego Uni. Sch. Dist., Election of 1998, Ser. B, G.O., M.B.I.A.	Aaa		6.00		7/1/19	1,000				1,000		1,204,010			1,204,010
San Francisco City & Cnty. Redev. Agcy. Lease Rev., George R. Moscone, C.A.B.S.	A1		Zero		7/1/09	2,000				2,000		1,767,080			1,767,080
San Joaquin Hills Trans. Corridor Agcy., Toll Rd. Rev., Jr. Lien, C.A.B.S., E.T.M.	AAA	(c)	Zero		1/1/11			2,000	(e)	2,000	(e)			1,677,100	1,677,100
San Leandro Cmnty. Facs, Spec. Tax, Dist. No.1	NR		6.50		9/1/25			2,160		2,160				2,315,239	2,315,239
Santa Margarita, Dana Point Auth., Impv. Rev., Dists, 3, 3A, 4, 4A, Ser. B, M.B.I.A.	Aaa		7.25		8/1/14	1,000		1,000		2,000		1,247,030		1,247,030	2,494,060
Impvt. Dists. 3, Ser. B, M.B.I.A.	Aaa		7.25		8/1/09	1,400				1,400		1,569,078			1,569,078
Impvt. Dists. 1-2-2A & 8, Ser. A, M.B.I.A.	Aaa		7.25		8/1/13	1,990				1,990		2,445,213			2,445,213
Impvt. Dists. 3-3A-4 & 4A2, Ser. B, M.B.I.A.	Aaa		7.25		8/1/12	3,000				3,000		3,616,139			3,616,139
Santa Margarita Wtr. Dist. Spec Tax, Cmnty. Facs., Dist. No. 99-1, Talega	NR		6.25		9/1/29			1,990		1,990				2,107,888	2,107,888
Santa Maria Joint Union H.S., Dist., Election 2004, C.A.B.S., G.O., F.G.I.C.	Aaa		Zero		8/1/27			1,505		1,505				569,206	569,206
Santa Maria Joint Union H.S. Dist., Election of 2004, C.A.B.S., G.O., F.G.I.C.	Aaa		Zero		8/1/29	1,250				1,250		426,838			426,838
South Orange Cnty., Pub Fin. Auth., Spl. Tax Sr. Lien, Ser A, M.B.I.A.	Aaa		7.00		9/1/10			2,535		2,535				2,895,249	2,895,249
Southern California Pub. Pwr. Auth. Rev, PNC GIC Pwr. Proj.	A2		6.75		7/1/10	2,265	(f)	3,000		5,265		2,523,255		3,342,060	5,865,315
PNC GIC Proj. Rev.,	A2		6.75		7/1/11	1,195				1,195		1,358,333			1,358,333
PNC GIC Proj. Rev.,	A2		6.75		7/1/13	1,000				1,000		1,171,310			1,171,310
Rfdg., Palo Verde Proj., Ser. C, A.M.B.A.C., E.T.M. C.A.B.S.	Aaa		Zero		7/1/16	7,925	(a)	8,400	(e)	16,325	(e)	5,179,621		5,490,071	10,669,692
Sulphur Springs Uni. Sch. Dist., Ser. A, G.O., M.B.I.A., C.M.B.S.	Aaa		Zero		9/1/11			3,000		3,000				2,457,660	2,457,660

Pro Forma Portfolio of

Investments for the

Reorganization

February 28, 2006

(unaudited)(continued)

Description (a)	Moody’s Rating		Interest Rate		Maturity Date	California Series Principal Amount (000)		California Income Series Principal Amount (000)	Pro Forma Combined California Income Series Principal Amount (000)		California Series Value	California Income Series Value	Pro Forma Combined California Income Series Value

Tobacco Securitization Auth. Northncalif. Rev.,
Asset-backed Tobacco Settlement, Ser. A	Baa3	(c)	5.50		6/1/45	500		1,500	2,000		510,130	1,530,390	2,040,520
Torrance California Hosp. Rev., Torrance Mem. Med. Ctr., Ser. A	A1		6.00		6/1/22	2,000			2,000		2,190,140		2,190,140
Univ. California Bd. of Regents Rev., Multi. Purpose Proj., Ser. O, F.G.I.C.	Aaa		5.125		9/1/31	2,500			2,500		2,608,525		2,608,525
Univ. California Bd. of Regents Hosp. Rev., UCLA Med. Ctr., Ser. A, A.M.B.A.C.	Aaa		5.25		5/15/30	2,000			2,000		2,128,000		2,128,000
Univ. California Bd. Of Regents Research. Facs.,Rev., Ser. E, A.M.B.A.C.	Aaa		5.00		9/1/18			2,000	2,000			2,110,980	2,110,980
Val Verde Uni. Sch. Dist., C.O.P., Ref. & Sch. Constr. Proj.,
Ser. B, F.G.I.C.	Aaa		5.00		1/1/35	500		500	1,000		522,120	522,120	1,044,240
Vallejo, Touro Univ., C.O.P.	Ba2		7.375		6/1/29			2,500	2,500			2,693,675	2,693,675
Valley Hlth. Sys., California Hosp.Rev., Impvt. Proj., Ser A	B+		6.50		5/15/25			1,000	1,000			1,002,720	1,002,720
Victor Elem. Sch. Dist., Ser. A G.O., F.G.I.C.	Aaa		5.375		8/1/21			1,635	1,635			1,801,770	1,801,770
Victor Elementary Sch. Dist., Ser. A, G.O., F.G.I.C.	Aaa		5.375		8/1/12	1,290	(e)		1,290	(e)	1,421,580		1,421,580
Virgin Islands Pub. Fin. Auth. Rev., Gross Rcpts. Taxes Ln. Nt., F.S.A.	Aaa		5.25		10/1/21	1,000			1,000		1,100,780		1,100,780

Total long-term investments											92,145,804	177,922,855	270,068,659
Cost											84,488,919	162,092,983	246,581,902

SHORT-TERM INVESTMENTS % of Net Assets											0.9%	1.2%	1.1%
California Hsg. Fin. Agy. Rev., A.M.B.A.C., F.R.D.D.	VMIG1		2.97	(b)	3/1/06			100	100			100,000	100,000
California Hsg. Fin. Agy. Rev. Home Mtg., Ser. 2002-U A.M.T., F.R.D.D.	VMIG1		2.96	(b)	3/1/06			250	250			250,000	250,000
Rev., Home Mtg., Ser. U A.M.T., M.B.I.A., F.R.D.D.	VMIG1		2.96	(b)	3/1/06			1,330	1,330			1,330,000	1,330,000
California Pollution Ctl. Fin. Auth Rev. Res. Recovery, Atlantic Richfield Co. Proj., Ser. A, A.M.T., F.R.D.D.	VMIG1		3.03	(b)	3/1/06	100			100		100,000		100,000
California St. Mun. Secs. Tr. Rcpts., Ser. SGA 119, G.O., F.G.I.C., F.R.D.D.	A-1+	(c)	3.02	(b)	3/1/06	200			200		200,000		200,000
Ser. SGA 135, A.M.B.A.C., F.R.D.D., G.O.	A-1+	(c)	3.02	(b)	3/1/06	500			500		500,000		500,000
Mun. Secs. Trust Cert., Rev., Los Angeles Unif. Sch. Dist. Ser. 2001-135, Class A Cert., G.O., F.R.D.D, F.G.I.C.	NR		3.06	(b)	3/1/06			400	400			400,000	400,000
Municipal Secs Trust Ctfs.,
San Francisco Arpt. Rev., F.R.D.D. , F.G.I.C.	A-1	(c)	3.06	(b)	3/1/06			100	100			100,000	100,000

Total short-term investments											800,000	2,180,000	2,980,000
Cost											800,000	2,180,000	2,980,000

Total Investments											92,945,804	180,102,855	273,048,659
Cost											85,288,919	164,272,983	249,561,902
% of Net Assets											99.4%	99.1%	99.3%

Other assets in excess of liabilities (i)											606,377	1,657,401	2,019,778 *
% of Net Assets											0.6%	0.9%	0.7%
Net Assets 100%											$93,552,181	$181,760,256	$275,068,437 *

* Amounts reflect the adjustments to the Pro Forma Statement of Assets and Liabilities for the Reorganization relating to reorganization expenses attributable to California Series.

(a) The following abbreviations are used in the portfolio descriptions:
A.M.B.A.C. - American Municipal Bond Assurance Corporation
A.M.T. - Alternative Minimum Tax
C.A.B.S. - Capital Appreciation Bonds
C.M.B.S. - Commercial Mortgage-Backed Securities
C.O.P. - Certificates of Participation
E.T.M. - Escrowed to Maturity
F.G.I.C. - Financial Guaranty Insurance Company
F.N.M.A. - Federal National Mortgage Association
F.R.D.D. - Floating Rate Daily Demand Note (b)
F.S.A. - Financial Security Assurance
G.N.M.A. - Government National Mortgage Association
G.O. - General Obligation
M.B.I.A. - Municipal Bond Insurance Corporation
R.I.B.S. - Residual Interest Bearing Securities
R.I.T.E.S. - Residual Interest Tax-Exempt Securities
S.A.V.R.S. - Select Auction Variable Rate Securities
T.C.R.S. - Transferable Custodial Receipts
NR - Not Rated by Moody’s or Standard & Poor’s
The current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

(b)

For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

(c)	Standard & Poor’s rating.
(d)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at February 28, 2006.
(e)	Rerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f)	Security segregated as collateral for futures contracts.
(g)	Indicates a security that has been deemed illiquid.
(h)

Indicates a restricted security. The aggregate cost of such securities of the California Series is $6,606,584. The aggregate value is $7,705,340 and represents 8.2% of California Series’ net assets and 2.8% of the Pro Forma Combined California Income Series’ net assets.

(i)	Other assets in excess of liabilities include net unrealized depreciation of financial futures contracts as follows:

Pro Forma Portfolio of

Investments for the

Reorganization

February 28, 2006

(unaudited)(continued)

Open financial futures contracts outstanding as of February 28, 2006:

Type	Expiration	Contracts	Value at Trade Date	Value at February 28, 2006	Unrealized Appreciation(Depreciation)
Long Position:
United States Treasury 2 Year Notes	June 2006
California Series		—	—	—	—
California Income Series		9	1,837,142	1,839,375	2,233
Pro Forma Combined California Income Series		9	1,837,142	1,839,375	2,233

Short Positions:
United States Treasury 5 Year Notes	June 2006
California Series		53	5,578,272	5,574,937	3,335
California Income Series		35	3,683,746	3,681,563	2,183
Pro Forma Combined California Income Series		88	9,262,018	9,256,500	5,518

United States Treasury 10 Year Notes	June 2006
California Series		32	3,442,314	3,453,000	(10,686)
California Income Series		66	7,099,734	7,121,813	(22,079)
Pro Forma Combined California Income Series		98	10,542,048	10,574,813	(32,765)
					(27,247)
					$(25,014)

Income Series does not expect that any investments must be sold as a result of the Reorganization.

Pro Forma Statements of Assets and Liabilities for the Reorganization

February 28, 2006

(Unaudited)

	Dryden California Municipal Fund - California Series	Dryden California Municipal Fund - California Income Series	Pro Forma Adjustments		Total
Assets
Investments, at value (cost $85,288,919, $164,272,983, $249,561,902)	$92,945,804	$180,102,855			$273,048,659
Cash	95,809	—	(56,271	)(a)	39,538
Interest receivable	795,263	2,478,405			3,273,668
Prepaid expenses	4,804	7,980			12,784
Receivable for Series shares sold	347	230,507			230,854
Total assets	93,842,027	182,819,747			276,605,503

Liabilities

Dividends payable	81,849	41,140			122,989
Accrued expenses	77,357	166,522	244,000	(b)	487,879
Payable for Series shares reacquired	41,971	633,519			675,490
Management fee payable	35,836	69,688			105,524
Payable to custodian	—	56,271	(56,271	)(a)	—
Distribution fee payable	19,974	42,358			62,332
Deferred trustees’ fees	14,381	16,284			30,665
Due to broker - variation margin	11,083	29,247			40,330
Transfer agent fee payable	7,395	4,462			11,857
Total liabilities	289,846	1,059,491			1,537,066

Net Assets	$93,552,181	$181,760,256			$275,068,437

Net assets were comprised of:
Shares of beneficial interest, at par	$81,107	$165,715	3,964	(c)	$250,746
Paid-in capital in excess of par	85,681,709	165,230,306	(3,964	)(c)	250,908,091
	85,762,816	165,396,021	(244,000	)(b)	251,158,837
Undistributed (Overdistribution of) net investment income	(37,322)	171,247			(110,075)
Accumulated net realized gain on investments	177,153	380,779			557,932
Net unrealized appreciation on investments	7,649,534	15,812,209			23,461,743
Net assets, February 28, 2006	$93,552,181	$181,760,256			$275,068,437

Class A
Net Assets	$80,772,445	$141,733,317	$(210,670	)(b)	$222,295,092
Shares Outstanding	7,002,612	12,922,159	342,394	(d)	20,267,165
Net asset value and redemption price per share	$11.53	$10.97			$10.97
Maximum sales charge (4% of offering price)	0.48	0.46			0.46
Maximum offering price to public	$12.01	$11.43			$11.43

Class B
Net Assets	$10,131,365	$26,883,085	$(26,425	)(b)	$36,988,025
Shares Outstanding	878,492	2,451,144	42,855	(d)	3,372,491
Net asset value, offering price and redemption price per share	$11.53	$10.97			$10.97

Class C
Net Assets	$1,141,292	$8,355,623	$(2,977	)(b)	$9,493,938
Shares Outstanding	98,983	761,812	4,801	(d)	865,596
Net asset value, offering price and redemption price per share	$11.53	$10.97			$10.97

Class Z
Net Assets	$1,507,079	$4,788,231	$(3,928	)(b)	$6,291,382
Shares Outstanding	130,629	436,350	6,353	(d)	573,332
Net asset value, offering price and redemption price per share	$11.54	$10.97			$10.97

(a)	Consolidation of outstanding cash balances.
(b)	Reflects the estimated Reorganization expenses of $244,000 attributable to California Series.
(c)	Change in consolidated par amount due to Reorganization.
(d)	Represents the difference between total additional shares to be issued (see note 2 of Notes to Pro-Forma Financial Statement) and current California Income Series shares outstanding.

PRO FORMA STATEMENTS OF OPERATIONS FOR THE REORGANIZATION

For the Period Ended February 28, 2006

(unaudited)

	Dryden California Municipal Fund - California Series	Dryden California Municipal Fund - California Income Series	Adjusting Entries		Total
Net Investment Income
Income
Interest	$4,967,128	$9,700,439			$14,667,567

Expenses
Management fee	490,319	935,914			1,426,233
Distribution fee - Class A	206,291	351,578			557,869
Distribution fee - Class B	60,789	167,462			228,251
Distribution fee - Class C	10,131	63,320			73,451
Custodian’s fees and expenses	101,000	119,000	(112,000	)(a)(b)	108,000
Transfer agent’s fees and expenses (including affiliated expenses of $32,000, $43,000, $75,000)	46,000	55,000			101,000
Reports to shareholders	59,000	65,000	(32,000	)(b)	92,000
Registration fees	49,000	47,000	(11,000	)(b)	85,000
Legal fees and expenses	31,000	30,000	(21,000	)(b)	40,000
Audit fee	24,000	23,000	(24,000	)(b)	23,000
Trustees’ fees	13,000	14,000	(6,000	)(b)	21,000
Miscellaneous	11,467	16,072	(8,000	)(b)	19,539
Total expenses	1,101,997	1,887,346	(214,000)		2,775,343
Net investment income	3,865,131	7,813,093	214,000		11,892,224

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	405,208	1,210,923			1,616,131
Financial futures transactions	349,064	374,092			723,156
	754,272	1,585,015			2,339,287
Net change in unrealized appreciation (depreciation) on:
Investments	(990,570)	(1,090,711)			(2,081,281)
Financial futures contracts	(117,914)	(130,291)			(248,205)
	(1,108,484)	(1,221,002)			(2,329,486)
Net gain (loss) on investments	(354,212)	364,013			9,801
Net Increase In Net Assets Resulting From Operations	$3,510,919	$8,177,106	214,000		$11,902,025

(a) Reflects fee reductions by service providers.
(b) Reflects savings on fees due to consolidation.

Notes to Pro-Forma Financial Statements for the Reorganization

(unaudited)

1.     Basis of Combination — The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at February 28, 2006 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the period ended February 28, 2006, reflect the accounts of California Series and California Income Series, each a “Series.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of California Series in exchange for shares in California Income Series. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Series included in their respective Statement of Additional Information. As of February 28, 2006, all of the securities held by the California Series would comply with the compliance guidelines and investment restrictions of the California Income Series.

2.     Shares of Beneficial Interest — The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, and Z shares of California Income Series, which would have been issued on February 28, 2006, in connection with the proposed reorganization. Shareholders of California Series would become shareholders of California Income Series, receiving shares of California Income Series equal to the value of their holdings in California Series. The amount of additional shares assumed to be issued has been calculated based on the February 28, 2006 net assets of California Series and California Income Series, Reorganization expenses and the net asset values per share as follows:

California Income Series Additional Shares Issued		California Series Net Assets 2/28/06	Adjustments*	California Income Series Net Asset Value Per Share After Reorganization 2/28/06
Class A	7,345,006	$80,772,445	$(210,670)	$10.97
Class B	921,347	$10,131,365	$(26,425)	$10.97
Class C	103,784	$1,141,292	$(2,977)	$10.97
Class Z	136,982	$1,507,079	$(3,928)	$10.97

*  Reflects the estimated Reorganization expenses of $244,000 attributable to California Series.

3.     Pro Forma Operations — The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Series.  Accordingly, the combined gross investment income is equal to the sum of each Series’ gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Series are based on the fee schedule in effect for California Income Series at the combined level of average net assets for the twelve months ended February 28, 2006.  The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Security Valuation — The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market marker.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

The Series’ valuation policies are substantially identical and there are no differences in the terms of how each Series values its portfolio securities.

5.     Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.     Taxes — For federal income tax purposes, each Series is treated as a separate taxpaying entity.  It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.

PART C

OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Article V, Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust provides that the Trustees shall provide for indemnification by the Trust (or the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws. Section 5.1 also provides that Trustees, officers, employees or agents of the Trust shall not be subject to any personal liability to any other person other than the Trust or applicable series thereof or its shareholders, in connection with Trust property or the property of any series thereof or the affairs of the Trust or any series thereof, except liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder from and against all claims and shall reimburse such shareholder for all expenses reasonably related thereto.

As permitted by Sections 17(h) and (i) of the 1940 Act and pursuant to Article XI of the Fund’s By-Laws (Exhibit (b) to the Registration Statement), in certain cases, any individual who is a present or former officer, Trustee, employee or agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust), shall be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. Pursuant and subject to the provisions of Article XI of the Registrant’s By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant. The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of PI and PIM, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16.  EXHIBITS

(1)                                                                                  (A) Amended and Restated Declaration of Trust of the Registrant. Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).

(B) Amended and Restated Certificate of Designation. Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).

(C) Amended and Restated Certificate of Designation. Incorporated by reference to Exhibit a(3) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on October 23, 2002 (File No. 2-91215).

(D) Amended Certificate of Designation. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 33 to Registration Statement on Form N-1A filed via EDGAR on November 1, 2004 (File No. 2-91215).

(2)                                                                                  Amended and Restated By-Laws of the Registrant dated November 16, 2004. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on October 28, 2005 (File No. 2-91215).

(3)                                                                                  Not Applicable.

(4)                                                                                  The form of Plan of Reorganization for the reorganization of the California Series and the California Income Series is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5)                                                                                  (A) Specimen receipt for shares of beneficial interest, $.01 par value, of the California Income Series. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).

(B) Specimen receipt for shares of beneficial interest, $.01 par value, of the California Series. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).

(6)                                                                                  (A) Management Agreement between the Registrant and Prudential Investment LLC. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 2003 (File No. 2-91215).

(B) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. Incorporated by reference to Exhibit d(2) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 2003 (File No. 2-91215).

(7)                                                                                  Distribution Agreement between the Registrant and Prudential Investment Management Services LLP. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91215).

(8)                                                                                  Not Applicable.

(9)                                                                                  (i) Custodian Contract between the Registrant and The Bank of New York dated June 6, 2005. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on October 28, 2005 (File No. 2-91215).

(ii) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on October 28, 2005 (File No. 2-91215).

(10)                                                                            (A) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).

(B) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No. 2-91215).

(C) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).

(D) Rule 12b-1 Fee Waiver for Class A Shares.  Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on October 28, 2005 (File No. 2-91215).

(E) Rule 12b-1 Fee Waiver for Class C Shares.  Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on October 28, 2005 (File No. 2-91215).

(F) Amended and Restated Rule 18f-3 Plan of Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 33 to Registration Statement on Form N-1A filed via EDGAR on November 1, 2004 (File No. 2-91215).

(11)                                                                            Opinion and consent of Sullivan & Worcester LLP as to the legality of the securities being registered. Incorporated by reference to corresponding Exhibit (11) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-14 filed via EDGAR on July 13, 2006 (File No. 333-135500).

(12)                                                                            Form of opinion and consent of Shearman & Sterling LLP, counsel support of tax matters and consequences to shareholders. Incorporated by reference to corresponding Exhibit (12) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-14 filed via EDGAR on July 13, 2006 (File No. 333-135500).

(13)                                                                            (A) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.  Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).

(B) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No 2-91215).

(14)                                                                            Consent of KPMG LLP, independent registered public accounting firm, for the Registrant, on behalf of the California Series and the California Income Series.*

(15)                                                                            Not Applicable.

(16)                                                                            Power of attorney. Incorporated by reference to corresponding Exhibit (16) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-14 filed via EDGAR on July 13, 2006 (File No. 333-135500).

(17)                                                                            (A) Form of voting instruction card for shareholders of California Series. Incorporated by reference to corresponding Exhibit (17)(A) to the initial registration Statement on Form N-14 filed via EDGAR on June 30, 2006 (File No. 333-135500).

(B) Form of proxy solicitation material being sent to shareholders of the Califronia Income Series. Incorporated by reference to corresponding Exhibit (17)(B) to the initial registration Statement on Form N-14 filed via EDGAR on June 30, 2006 (File No. 333-135500).

*                 Filed herewith.

ITEM 17.  UNDERTAKINGS

(1)  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  The undersigned registrant undertakes to file, by post-effective amendment, a copy of the opinion as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 8th day of August, 2006.

DRYDEN CALIFORNIA MUNICIPAL FUND
By:	/s/Judy A. Rice
Judy A. Rice, President

Each person whose signature appears below hereby authorizes Claudia DiGiacomo, Deborah A. Docs, Katherine P. Feld, Kathryn C. Quirk, John P. Schwartz and Jonathan D. Shain, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including pre and post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title

	Linda W. Bynoe*	Director
Linda W. Bynoe

	David E.A. Carson*	Director
David E.A. Carson

	Robert G. LaBlanc*	Director
Robert G. LaBlanc

	Robert F. Gunia*	Director
Robert F. Gunia

	Douglas H. McCorkindale*	Director
Douglas H. McCorkindale

	Richard A. Redeker*	Director
Richard A. Redeker

	Judy A. Rice*	Director and President (Principal Executive Officer)
Judy A. Rice

	Robin B. Smith*	Director
Robin B. Smith

	Stephen G. Stoneburn*	Director
Stephen G. Stoneburn

	Clay T. Whitehead*	Director
Clay T. Whitehead

	Grace C. Torres*	Treasurer (Principal Financial and Accounting Officer)
Grace C. Torres

*By:	/s/ JOHN P. SCHWARTZ
	John P. Schwartz (Attorney-in-Fact)	August 8, 2006

*  Pursuant to Power of Attorney previously filed.

EXHIBIT INDEX

Exhibit No.	Description
(14)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant, on behalf of the California Series and California Income Series.